                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report:  February 13, 1996



                                Citicasters Inc.
                                ----------------

                          (Exact name of registrant as
                             specified in charter)


      Florida                        1-8283                     59-2054850
   ---------------                ------------              -------------------
   (State or other                (Commission               (IRS Employer
   jurisdiction of                File Number)              Identification No.)
   incorporation)



                             One East Fourth Street
                            Cincinnati, Ohio  45202
                             Phone: (513) 562-8000
                             ---------------------
                        (Address of principal executive
                         offices and telephone number,
                              including area code)



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Item 5.  Other Events.

        On February 12, 1996, Citicasters Inc., a Florida corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Jacor Communications, Inc., an Ohio corporation ("Jacor"), and JCAC, Inc., a Florida corporation and a wholly owned subsidiary of Jacor ("JCAC"), pursuant to which JCAC will merge with and into the Company, with the Company as the surviving corporation (the "Merger"). Accordingly, after consummation of the Merger, the Company will be a wholly owned subsidiary of Jacor. A copy of the Merger Agreement, certain of the exhibits thereto and the press release issued by the Company announcing the execution of the Merger Agreement are attached as exhibits hereto.

Item 7.  Exhibits.

         2.1 Agreement and Plan of Merger, dated as of February 12, 1996, among Citicasters Inc., Jacor Communications, Inc. and JCAC, Inc.

         2.2 Stockholders Agreement, dated as of February 12, 1996, among Jacor Communications, Inc., JCAC, Inc., Great American Insurance Company, American Financial Corporation, American Financial Enterprises, Inc., Carl H. Lindner, The Carl H. Lindner Foundation and S. Craig Lindner.

         2.3 Jacor Shareholders Agreement, dated as of February 12, 1996, among Citicasters Inc. and Zell/Chilmark Fund L.P.

         2.4 Form of Escrow Agreement dated as of February __, 1996, among Jacor Communications, Inc., Citicasters Inc. and ______________, as Escrow Agent.

         2.5       Form of Employment Continuation Agreement (Executive Officer
                   Form), dated as of ___________, 1996, between Citicasters Inc. and ________________________.

         2.6 Form of Employment Continuation Agreement (Management Form), dated as of ____________, 1996, between Citicasters Inc. and
                   _____________________.

         2.7 Warrant Agreement, dated as of ______________, 1996, between Jacor Communications, Inc. and KeyCorp Shareholder Services, Inc. as Warrant Agent.

         99.1      Press Release dated February 12, 1996.

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                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CITICASTERS INC.



February 13, 1996                  By: /s/ Samuel J. Simon
                                       _______________________________________
                                       Samuel J. Simon
                                       Senior Vice President, General Counsel
                                       and Secretary






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                                 EXHIBIT INDEX

        Document                                                                             Page
        --------                                                                             ----
         2.1              Agreement and Plan of Merger dated
                          as of February 12, 1996, among
                          Citicasters Inc., Jacor Communications,
                          Inc. and JCAC, Inc.

         2.2              Stockholders Agreement, dated as of
                          February 12, 1996, among Jacor
                          Communications, Inc., JCAC, Inc.,
                          Great American Insurance Company,
                          American Financial Corporation,
                          American Financial Enterprises, Inc.,
                          Carl H. Lindner, The Carl H. Lindner
                          Foundation and S. Craig Lindner.

         2.3              Jacor Shareholders Agreement, dated
                          as of February 12, 1996, among
                          Citicasters Inc. and Zell/Chilmark
                          Fund L.P.

         2.4              Form of Escrow Agreement dated as
                          of February ___, 1996, among Jacor
                          Communications, Inc., Citicasters Inc.
                          and Escrow Agent.

         2.5              Form of Employment Continuation Agreement
                          (Executive Officer Form), dated as of
                          ___________, 1996, between Citicasters
                          Inc. and _______________________.

         2.6              Form of Employment Continuation Agreement
                          (Management Form), dated as of ___________,
                          1996, between Citicasters Inc. and
                          ______________________.

         2.7              Warrant Agreement, dated as of ______________,
                          1996, between Jacor Communications, Inc.
                          and KeyCorp Shareholder Services, Inc.,
                          a Warrant Agent.

         99.1             Press Release dated February 12, 1996.

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